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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 March 16, 2004
                Date of Report (Date of earliest event reported)


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)

            Delaware                     001-16179               72-1409562
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

On March 16, 2004, the Company and Bruce R. Sidner entered into an amendment to Mr. Sidner's Employment and Stock Ownership Agreement. The amendment in part extends the term of Mr. Sidner's employment to January 15, 2007. In connection with this amendment, Mr. Sidner received a grant of 71,429 restricted shares, which will vest on January 14, 2007, subject to his continued employment with the Company and subject to earlier vesting in the event of death, disability, involuntary termination without cause, termination for good reason or a change of control. A copy of the amendment is attached as exhibit 99.1 hereto and incorporated herein by reference.



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                                  EXHIBIT INDEX

     Exhibit No.             Description
     -----------             -----------

          99.1 Agreement Amending Employment and Stock Ownership Agreement By and Between Energy Partners, Ltd. and Bruce R. Sidner, dated March 16, 2004.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 19, 2004

                                  ENERGY PARTNERS, LTD.


                                  By:  /s/ Suzanne V. Baer
                                       -------------------------------------
                                       Suzanne V. Baer
                                       Executive Vice President and Chief
                                       Financial Officer
                                       (Authorized Officer and Principal
                                       Financial Officer)